Kindred Healthcare Second Quarter Investor Update August 6, 2014 Exhibit 99.3

2
Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the potential acquisition of Gentiva Health Services, Inc. (“Gentiva”) (NASDAQ:GTIV) (including financing of the proposed transaction and the benefits, results, effects and timing of such transaction), and the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may,” “potential” and other similar expressions, are forward-looking statements. Statements in this presentation concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the
Company is unable to predict or control, that may cause the Company’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements.
These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission.
In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price include, without limitation, (a) the impact of healthcare reform, which will initiate significant changes to the United
States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors, including reforms resulting from the
Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act (collectively, the “ACA”) or future deficit reduction measures adopted at the federal or state level. Healthcare reform is affecting each of the Company’s businesses in some manner. Potential future efforts in the U.S. Congress to repeal, amend, modify or retract funding for various aspects of the ACA create additional uncertainty about the ultimate impact of the ACA on the Company and the healthcare industry. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”) and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (b) the Company’s ability to adjust to the new patient criteria for long-term acute care (“LTAC”) hospitals under the Pathway for
SGR Reform Act of 2013, which will reduce the population of patients eligible for the Company’s hospital services and change the basis upon which the Company is paid, (c) the impact of the final rules issued by CMS on August 1, 2012 which, among other things, will reduce Medicare reimbursement to the Company’s transitional care (“TC”) hospitals in 2013 and beyond by imposing a budget neutrality adjustment and modifying the short-stay outlier rules, (d) the impact of the final rules issued by CMS on July 29, 2011 which significantly reduced Medicare reimbursement to the Company’s nursing centers and changed payments for the provision of group therapy services effective October 1,
2011, (e) the impact of the Budget Control Act of 2011 (as amended by the American Taxpayer Relief Act of 2012 (the “Taxpayer Relief Act”)) which instituted an automatic 2% reduction on each claim submitted to Medicare beginning
April 1, 2013, (f) the costs of defending and insuring against alleged professional liability and other claims and investigations (including those related to pending investigations and whistleblower and wage and hour class action lawsuits against the Company) and the Company’s ability to predict the estimated costs and reserves related to such claims and investigations, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (g) the impact of the Taxpayer Relief Act which, among other things, reduces Medicare payments by an additional 25% for subsequent procedures when multiple therapy services are provided on the same day. At this time, the Company believes that the rules related to multiple therapy services will reduce its Medicare revenues by $25 million to $30 million on an annual basis, (h) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for LTAC hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursement for the Company’s TC hospitals, nursing centers, inpatient rehabilitation hospitals and home health and hospice operations, and the expiration of the Medicare Part B therapy cap exception process, (i) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (j) the ability of the Company’s hospitals and nursing centers to adjust to medical necessity reviews, (k) the impact of the
Company’s significant level of indebtedness on its funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, (l) the
Company’s ability to successfully redeploy its capital and proceeds of asset sales in pursuit of its business strategy and pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, as and when planned, including the potential impact of unanticipated issues, expenses and liabilities associated with those activities, (m) the Company’s ability to pay a dividend as, when and if declared by the Board of Directors, in compliance with applicable laws and the Company’s debt and other contractual arrangements, (n) the failure of the Company’s facilities to meet applicable licensure and certification requirements, (o) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (p) the Company’s ability to meet its rental and debt service obligations, (q) the Company’s ability to operate pursuant to the terms of its debt obligations, and comply with its covenants thereunder, and the Company’s ability to operate pursuant to its master lease agreements with Ventas, Inc. (NYSE:VTR), (r) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (s) the Company’s ability to control costs, particularly labor and employee benefit costs, (t) the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (u) the Company’s obligations under various laws to self-
report suspected violations of law by the Company to various government agencies, including any associated obligation to refund overpayments to government payors, fines and other sanctions, (v) national, regional and industry-
specific economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (w) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (x) the Company’s ability to attract and retain key executives and other healthcare personnel, (y) the Company’s ability to successfully dispose of unprofitable facilities, (z) events or circumstances which could result in the impairment of an asset or other charges, such as the impact of the Medicare reimbursement regulations that resulted in the Company recording significant impairment charges in the last three fiscal years,
(aa) changes in generally accepted accounting principles or practices (“GAAP”), and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), (bb) the Company’s ability to maintain an effective system of internal control over financial reporting, (cc) the Company’s ability to realize the anticipated operating and financial synergies from the potential acquisition of Gentiva, (dd) the uncertainties as to whether Gentiva or any other companies that the Company may acquire will have the accretive effect on the Company’s earnings or cash flows that are expected, and (ee) the outcome of the potential acquisition of Gentiva, including the Company’s ability to realize the strategic rationale behind the Gentiva acquisition.
Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to the results provided in accordance with GAAP, the Company has provided information in this presentation to compute certain non-GAAP measurements for specified periods before certain charges or on a core basis. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this presentation and on our website at www.kindredhealthcare.com under the heading “Investors.”

Kindred Healthcare’s Second Quarter –
Success and Opportunity
Continued Progress on Employee Engagement, Quality Assurance,
Clinical Outcomes and Patient Satisfaction Measures Across The Enterprise
Strong Second Quarter and First Half of the Year
Financial Results
Continued Progress Advancing Integrated Care Market Strategy and
Development of Care Management Capabilities
Completed Business Segment Repositioning, Refinancing and Successful
Equity Offering
Management Team, Balance Sheet and Industry Leading Infrastructure
Positioned for Growth!
Excited for the Opportunities in the Acquisition Pipeline

Strong Second Quarter – Continuing Operations
(1)
($ in millions, except statistics)
Actual Prior Year % change
Revenues $1,276 $1,191 +7%
Operating expenses 1,098          1,025
Operating income 178             166             +7
Margin 13.9% 14.0%
Net income 19                15
Diluted EPS $0.34 $0.27 +26
Diluted EPS - Reported ($0.48) $0.25
(1) Before certain disclosed items reconciled in the Appendix.
•
Key Q2 operating metrics:
Strong revenue and operating income growth, both up 7%
Improving hospital volumes, nursing center and Kindred at Home growth, lower interest costs and solid cost controls across the organization drove year-over-year results
Results exclude debt refinancing, severance, reorganization and transaction costs in both periods
•
Recent common stock equity offering of 9.7 million shares generated $221 million in net proceeds used to repay the Company’s revolving credit facility
•
Refinancing of the Company’s existing secured and unsecured debt on April 9 lowers borrowing costs, extends debt maturities and reduces interest rate risk

24.0%
21.0%
18.0%
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
21.3%
21.7%
Reimbursement Cuts
13.6%
14.3%
12.9%
12.3%
7.5%
9.0%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Hospitals
Nursing Centers
RehabCare
Care Mgnt

Kindred Healthcare

Core Operating Margins
Annualized impact of Medicare cuts ($ in millions):
--Sequestration (effective April 1,
2013)…………………………………………………………………………….. $45
--LTAC Budget Neutrality (cumulative impact for first two years of three-year phase-in).……$35
--Rehab Services (effective October 1, 2012 and April 1,
2013)……………........................………$21
Total
$101
Margin Expansion Across Enterprise Reflects Full Recovery from Reimbursement Cuts

2014 Earnings Guidance
(1)
Adjusted to exclude new discontinued operations
($ millions, except statistics)
Low High Low High
Revenue $5,100 $5,100 $5,200 $5,200
EBITDAR 707            724            715            732
Rent 330            330            335            335
EBITDA 377            394            380            397
D&A 161            161            163            163
EBIT 216            233            217            234
Interest , net 98              98              98              98
Pretax 118            135            119            136
Taxes 45              52              46              53
Net income 73              83              73              83
Noncontrolling interest (15)            (15)            (15)            (15)
Income to Kindred $58 $68 $58 $68
Shares 58.3           58.3           53.2           53.2
Diluted EPS $0.96 $1.14 $1.05 $1.25
As of August 6, 2014 As of June 16, 2014
(1)
2014 earnings guidance reaffirmed with dilution impact of Q2 equity offering.
The earnings guidance excludes the effect of reimbursement changes, debt refinancing costs, severance, retirement, retention and restructuring costs, litigation costs, transaction costs, any further acquisitions or divestitures, any impairment charges, and any repurchases of common stock.

Post-Refinancing Pre-Refinancing
Weighted Avg. Maturity: ~4.3 years
Upsized term loan to
$1 billion
Unstacked maturity
cliff in 2018
Reduced coupon on
ABL and Term Loan by
50bps and 25bps,
respectively
Reduced coupon on
unsecured notes by
1.875%
Increased duration of
notes by 3.0 years
Comments
$777.2
$750.0
$550.0
$1,527
$0
$500
$1,000
$1,500
$2,000
$2,500
2014 2015 2016 2017 2018 2019 2020 2021 2022
Term Loan ABL Unsecured
Weighted Avg. Maturity: ~7.3 years
$1,000.0
$750.0
$500.0
$0
$500
$1,000
$1,500
$2,000
$2,500
2014 2015 2016 2017 2018 2019 2020 2021 2022
Term Loan ABL Unsecured
Recapitalization Benefits
Funded Debt:
Equity Offering:
• Completed an oversubscribed equity offering
• $221M net proceeds
• Increased shares outstanding from 54.8 million to 64.6 million – growth of 18%
($millions) 12/31/2013 Coupon Maturity
ABL ($750mm) $256.1 L+275 bps Jun-18
Term Loan B $777.2 L+275 bps Jun-18
Unsecured $550.0 8.25% Jun-19
($millions) 6/30/2014 Coupon Maturity
ABL ($750mm) $43.6 L+225 bps April-19
Term Loan B $993.1 L+300 bps April-21
Unsecured $500.0 6.375% April-22

Rehab / LTAC / Skilled Nursing

Kindred’s Current Capital Structure and Leverage Ratio Are
Positioned Strongly Against Peers and Set for Growth!
Total Adjusted Debt / 2014 EBITDAR
Senior Living Home Health
Median: 5.5x
7.3x
6.8x
6.5x
6.2x
6.2x
5.5x
5.2x
3.3x
3.3x
3.0x
3.0x
PF BKD GTIV FVE SKH AMED SEM KND HLS AFAM ENSG LHCG
Current Kindred adjusted debt/ LTM EBITDAR 5.2x with goal of 4.5x and operating range of 4.5x to 5.5x
Source: CitiBank

Q2 Revenue

$ 640
$ 590
$ 540
$ 490
$ 440
$607
$632
$1,625
$1,654
$ 1,650
$ 1,550
$ 1,450
$ 1,350
$ 1,250
4.2% Growth
1.8% Growth
Q2 '13
Q2 '14
Q2 '13
Q2 '14
Revenue
Per Patient Day Revenues

Operating Income[4]

$140.0
$130.0
$120.0
$110.0
$100.0
$129.0
$137.5
Q2 '13
Q2 '14

Hospital Division
$2.5 billion Revenues
(1)
$518 million Operating Income
(2)
Transitional Care Hospitals (certified as LTAC hospitals)
• 97 Transitional Care Hospitals
(3)
• 7,145 licensed beds
(3)
Inpatient Rehabilitation Hospitals (IRFs)
• 5 IRFs
(3)
• 215 licensed beds
(3)
(1) Revenues for the twelve months ended June 30, 2014 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended June 30, 2014.
(3) As of June 30, 2014.
(4) Before certain disclosed items reconciled in the Appendix.
• Continued clinical success with low rates of
rehospitalizations and reduced employee
turnover with improved teammate engagement
• Strong results with same-store admissions
increase of 3% and only 1% growth in core
operating costs per patient day; operating
income margin improvement to 21.7%
from 21.3%
(4)

RehabCare

2,400
1,800
1,200
600
0
2,139
2,237
2011
Q2 2014

90.0%
60.0%
30.0%
0.0%
80.4%
79.8%
2011
Q2 2014

Kindred Healthcare

• 2,237 sites of service served through
23,058 therapists
(3)
• Including 104 hospital-based acute
rehabilitation units
(3)
• Therapists continue to deliver outstanding
clinical results and patient functional
improvement across sites of service
• Sequential core operating income and margin
improvements for second quarter in a row
• Added 57 net new skilled nursing rehabilitation
sites during first half of 2014
• In October 2013, acquired TherEX which provides
on-site, hospital-based rehabilitation services in
11 states
$1.3 billion Revenues
(1)
$121 million Operating Income
(2)
(1) Revenues for the twelve months ended June 30, 2014 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended June 30, 2014.
(3) As of June 30, 2014.

Total Sites of Service
Productivity

16.0%
14.0%
12.0%
10.0%
13.6%
11.9%
13.2%
13.8%
14.3%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Nursing Center Division
47 Transitional Care Centers (Sub-Acute facilities
licensed as SNFs) (3)
13 Nursing and Rehabilitation Centers
(with Transitional Care Units) (3)
12 Hospital-Based Sub-Acute Units
(3)
38 Skilled Nursing Centers
(Traditional SNFs) (3)
•
Reduced nurse turnover and
improved retention rates for all
teammates
•
Nursing center division core
operating income increased 11%
(4)
primarily due to growth in
revenues. Operating margins
significantly improved due to
improving reimbursement rates
and ongoing cost control initiatives
•
Admissions up 1% compared to
prior year
•
Declines in average length of stay
(ALOS) continue to weigh on
average daily census (ADC)
•
Divested of 55 of 59 nursing
centers leased from Ventas as of
August 1, 2014
$1.1 billion Revenues
(1)
$143 million Operating Income
(2)
(1) Revenues for the twelve months ended June 30, 2014 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended June 30, 2014.
(3) As of June 30, 2014.
(4) Before certain disclosed items reconciled in the Appendix.

Nursing Center Operating Income Margin
(4)

$400.0
$300.0
$200.0
$100.0
$0.0
$7
$18
$61
$143
$225
$352
57% CAGR
2009
2010
2011
2012
2013
2014 (1)

$40.0
$30.0
$20.0
$10.0
$0.0
($10.0)
($0.7)
($0.1)
$3.1
$13.7
$10.0
$28.4
44% CAGR
2009
2010
2011
2012
2013
2014 (1)

• Patient satisfaction for Home Health and Hospice remain
high with Home Health outcome measures outperforming
national benchmarks
• Care Management division delivered 66% revenue growth
and doubled core operating income compared to prior year
• Operating 202 sites of service in 13 states
• Focus on integration efforts has improved margin from 7.5%
in Q2 2013 to 9.0%
(2)
in Q2 2014
• Acquired Silver State Accountable Care Organization in June 2014
• Opportunities to expand Kindred  Home Based Primary Care in deal pipeline

• 202 sites of service in 13 states
• 69 in Kindred’s Integrated Care Markets
• 5,000 caregivers serving 16,100
patients on a daily basis
Care Management
Division/Kindred At Home $352
million Pro Forma Annualized
Revenues
(1
)
Care Management Division and
(1) Annualized based upon revenues and operating income for the three months ended June 30, 2014
(2) Before certain disclosed items reconciled in the Appendix.
Revenue
Operating Income

CAGR: +7.1%

CAGR: +10.8%

Total Shareholder Returns: +27.8%

Delivered Attractive Financial Performances

(1) Before certain disclosed items as reconciled in the Appendix
(2) Reimbursement cuts totaled $70 million
(3) Reflects midpoint of Company’s August 6, 2014 earnings guidance
Core Operating Margin
(1)
:
12.7%
13.9%
13.6%
14.0%
Share Price & Dividends
($ in millions)
Closing Share Price
Cumulative Dividends
12/30/2011 12/31/2012 12/31/2013
8/5/2014
Despite sequential years of significant
reimbursement cuts and a whole-sale
restructuring of the Company’s business and
capital structure, the Company has delivered on
its promise to its patients, customers,
teammates and shareholders!
$4.2
$4.8 $4.8
$5.1
2011 2012 2013 2014
Revenue
($ in billions)
$529
$679
$658
$715
2011 2012 2013 2014
Core Operating Income
($ in millions)
(2)
$11.77
$10.82
$19.74
$23.99
$0.24
$0.60
(3)

Care Mgnt
0.4%
Rehab
10.4%
Nursing
Centers
46.9%
Hospitals
42.3%

CMD
7.1%
Nursing
Centers
21.4%
Rehab
23.7%
Hospital
47.8%

5.0%
$4.4
2010
7.5%
$5.1
2014

Kindred
Healthcare

Revenue
Mix1
(1) Revenue before intercompany eliminations for 12 months ended 2010 and in line with full year guidance for 2014.
(2) Before certain disclosed items as reconciled in the Appendix.
Yesterday  – 2010

Profitability
EBITDA Margin
(2)
Revenue
Repositioning and Recapitalization Complete     Growth Phase Begins
Today – 2014
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
KND is successfully shifting its business to faster growing businesses, improving margins, profitability and operating cash flows

Equity
22.4%
Funded
Debt
11.3%
Capitalized
Leases
66.3%
Capital
Structure
(1)

Equity
31.0%
Funded
Debt
30.0%
Capitalized
Leases
39.0%
(1) Leases capitalized using 6x rent;  Equity represents market cap and Funded Debt calculated as of
6/30/14 and 12/31/10 for 2010.
Repositioning and Recapitalization Complete     Growth Phase Begins
Yesterday  – 2010 Today – 2014
• VTR Round I reduces capitalized lease exposure
by >$342M
• VTR Round II reduces capitalized lease exposure
by >$360M
• Add on equity offering completed in June 2014

CARESOUTH

Professional HealthCare at Home

INTEGRACARE

Senior Home Care

RehabCare

Restoring Function. Renewing Life.

TherEX

Kindred Healthcare

Track Record of Accretive M&A Growth
2012 2013 2014 2011
Date:  Dec 2013/
Feb. 2014
Paid:   $83.0mm
Date:  Dec. 2013
Paid:   $95.0mm
Date:  Dec. 2012
Paid:   $2.0mm
Date:  Aug. 2012
Paid:   $71.0mm
Date:   Sept. 2011
Paid:   $51.0mm
Date:  April 2011
Paid:  Undisclosed
Date:  Sept. 2013
Paid:   $14.0mm
Date:  June 2011
Paid:   $1.3bn
Date:  Oct. 2011
Paid:   Undisclosed
Homecare
Advantage
Real Estate of 9 SNFs
(Previously Leased from HCP)
Synergy Home
Health Care, Inc.
Date:  Oct. 2013
Paid:   Undisclosed
All Heart Home Health
and Hospice &
Western Reserve
Date:  Spring/Summer 2013
Paid:   Undisclosed
Mercy Continuing Care Hospital &
Qstaff Home Health &
Caring Hearts Home Health
Date:  Jun. 2013
Paid:   Undisclosed
Arrowhead
Home Health
Date:  Jul. 2012
Paid:   Undisclosed
Illinois Family
Kindred has a history of thoughtful, disciplined growth, and successfully integrating acquisitions and achieving synergies. Current acquisition opportunities build on this track record of success.

Demonstrated Development Success by Line of Business

Footnotes:
- Purchase multiple is calculated by investment amount (i.e. required cash at closing or capital committed for de novo project) divided by trailing twelve month EBITDA as of 6/30/14.
- KND Multiple derived using enterprise value and trailing twelve months EBITDA as of second quarter 2014.
- Acquired revenue represents the trailing twelve month results ended 6/30/14.
$303
Home
Health &
Hospice
$250
LTAC
$13
Subacute
$56
IRF
Post RehabCare Acquisition, KND
has acquired $622 million in
revenues across our service lines
Acquisition Summary
($millions)
Advancing the Strategic Plan:
• Successfully divested approx. 122 nursing homes and 15 hospitals through Ventas non-renewals and other transactions while deploying approx. $533M of capital since the RehabCare acquisition to grow our Integrated
Care Markets and Care Management Division
Acquired Revenues
by Service Line:
Subacute IRF
Home Health
LTAC
Revenues $13 $56 $303 $250
EBITDA Margin 15% 12% 11% 21%
Revenues $622
EBITDA Margin 15%
Purchase Price 533 $
Post-Acquisition Purchase Multiple 5.6x
EPS / $10M $0.010
Total Development

Lower Higher
What Are Our Development Priorities?
• Home Health & Hospice
• Rehab
• Home Based Primary Care
• ALF platform
Assets across all business lines that
in-fill our integrated care markets
and enable our “Continue-the-Care”
strategy.
Core assets at reasonable value that
enhance the execution of the
Integrated Care Market strategy
while driving earnings.
While prioritization of initiatives is important for focusing efforts, Kindred is positioned to execute across the prioritization spectrum.
Preference
Higher
Lower
Key Considerations:
•
Does it advance our “Continue the Care” strategy
•
Does it offer strong returns within the asset class
•
Does it build out our integrated care markets
•
Does it lead to population health and risk taking
•
Does it meet our financial criteria
Priorities:

Hospitals (LTACs and
IRFs
Rehab Services
Transitional Care
Centers (Sub-Acute)
Home Care and Hospice
Assisted Living
Communities
Care Management
Services
Robust Pipeline of Growth Opportunities
•
Since 2011, Kindred has invested
in over $1.1 billion in acquisitions
that have created significant
value
•
Kindred continues to be the
buyer of choice for high quality
assets within the post-acute
sector
•
Kindred has a robust pipeline of
potential acquisition
opportunities and continues to
be poised for growth
Each Kindred business line has numerous opportunities for organic and transactional growth.

* * *

Appendix 21 * * * * * * * * *

Explanation of Non-GAAP Measures
The enclosed presentation includes financial measures referred to as operating income, or earnings before interest, income taxes, depreciation, amortization and rent. The Company’s management uses operating income as a meaningful measure of operational performance in addition to other measures. The Company uses operating income to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, the Company believes this measurement is important because securities analysts and investors use this measurement to compare the Company’s performance to other companies in the healthcare industry. The Company believes that income (loss) from continuing operations is the most comparable GAAP measure. Readers of the Company’s financial information should consider income (loss) from continuing operations as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. Operating income should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of operating income to income (loss) from continuing operations is provided in the enclosed Appendix.
In addition to the results provided in accordance with GAAP, the Company provides information in the enclosed presentation to compute certain non-GAAP measurements for the twelve months ended June 30, 2014 and three months ended June 30, 2014 and 2013 before certain charges or on a core basis. The charges that were excluded from core operating results are denoted in the tables in the enclosed Appendix.
The use of these non-GAAP measurements are not intended to replace the presentation of the Company's financial results in accordance with GAAP. The
Company believes that the presentation of core operating results provides additional information to investors to facilitate the comparison between periods by excluding certain charges for the twelve months ended June 30, 2014 and three months ended June 30, 2014 and 2013 that the Company believes are not representative of its ongoing operations due to the materiality and nature of the charges. The Company's core operating results also represent a key performance measure for the purpose of evaluating performance internally.

Reconciliation of Non-GAAP Measures
($ in thousands)

Twelve
2013 Quarters 2014 Quarters months ended
First Second Third Fourth First Second June 30, 2014
Revenues:
Hospital division 657,814 $         606,604 $         594,154 $         606,988 $         646,458 $         632,156 $         2,479,756 $
Nursing center division 270,205             264,847             265,696             270,080             277,902             280,255             1,093,933
Rehabilitation division:
Skilled nursing rehabilitation services 258,750             249,647             245,330             243,280             254,255             253,989             996,854
Hospital rehabilitation services 74,523                69,777                68,296                74,017                73,964                75,324                291,601
333,273             319,424             313,626             317,297             328,219             329,313             1,288,455
Care management division 51,621                53,039                53,801                66,466                87,704                87,986                295,957
1,312,913        1,243,914        1,227,277        1,260,831        1,340,283        1,329,710        5,158,101
Eliminations:
Skilled nursing rehabilitation services (28,657)              (28,660)              (28,151)              (28,157)              (29,646)              (30,031)              (115,985)
Hospital rehabilitation services (23,609)              (23,223)              (22,520)              (22,123)              (23,233)              (22,855)              (90,731)
Nursing centers (1,213)                 (1,001)                 (1,161)                 (875)                       (662)                       (860)                       (3,558)
(53,479)              (52,884)              (51,832)              (51,155)              (53,541)              (53,746)              (210,274)
1,259,434 $    1,191,030 $    1,175,445 $    1,209,676 $    1,286,742 $    1,275,964 $    4,947,827 $
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 147,493 $         129,366 $         112,483 $         126,788 $         145,395 $         132,878 $         517,544 $
Nursing center division 29,145                36,018                31,505                35,585                38,471                36,880                (b) 142,441
Rehabilitation division:
Skilled nursing rehabilitation services 13,239                21,623                (7,209)                 14,260                18,328                19,982                (b) 45,361
Hospital rehabilitation services 18,132                19,573                18,215                18,005                19,820                20,084                (b) 76,124
31,371                41,196                11,006                32,265                38,148                40,066                121,485
Care management division 2,786                    3,961                    1,085                    2,131                    4,697                    7,065                    (b) 14,978
Corporate:
Overhead (45,585)              (43,196)              (39,157)              (48,557)              (44,050)              (48,365)              (b) (180,129)
Insurance subsidiary (509)                       (384)                       (482)                       (539)                       (406)                       (443)                       (1,870)
(46,094)              (43,580)              (39,639)              (49,096)              (44,456)              (48,808)              (181,999)
Impairment charges (187)                       (438)                       (441)                       (76,127)              -                                -                                (76,568)
Transaction costs (944)                       (108)                       (613)                       (447)                       (683)                       (4,496)                 (6,239)
Operating income 163,570             166,415             115,386             71,099                181,572             163,585             531,642
Rent (76,519)              (77,324)              (76,762)              (80,921)              (81,048)              (80,209)              (c) (318,940)
Depreciation and amortization (41,598)              (38,554)              (36,507)              (37,547)              (39,337)              (39,442)              (152,833)
Interest, net (28,074)              (27,600)              (24,389)              (23,900)              (25,616)              (78,081)              (d) (151,986)
Income (loss) from continuing operations
before income taxes 17,379                22,937                (22,272)              (71,269)              35,571                (34,147)              (92,117)
Provision (benefit) for income taxes 6,505                    9,208                    (6,510)                 (20,522)              13,585                (13,082)              (26,529)
10,874 $            13,729 $            (15,762) $          (50,747) $          21,986 $            (21,065) $          (65,588) $

Reconciliation of Non-GAAP Measures
(continued)
($ in thousands)

Three months ended
June 30,
2014 2013
Detail of charges:
Severance and other restructuring costs ($4,950) $0
Litigation costs (4,600)           -
Transaction costs (4,496)           (108)
Lease cancellation charges (rent expense) (247)              -
Debt refinancing charges (interest expense) (56,643)         (1,365)
(70,936)         (1,473)
Income tax benefit 26,295          544
Charges net of income taxes (44,641)         (929)
Allocation to participating unvested restricted stockholders -                      31
Available to common stockholders ($44,641) ($898)
Weighted average diluted shares outstanding 53,714          52,284
Diluted loss per common share related to charges ($0.83) ($0.02)
Reconciliation of operating income before charges:
Operating income before charges $177,631 $166,523
Detail of charges excluded from core operating results:
Severance and other restructuring costs (4,950)           -
Litigation costs (4,600)           -
Transaction costs (4,496)           (108)
(14,046)         (108)
Reported operating income $163,585 $166,415
Reconciliation of income from continuing operations before charges:
Amounts attributable to Kindred stockholders:
Income from continuing operations before charges $18,748 $14,542
Charges net of income taxes (44,641)         (929)
Reported income (loss) from continuing operations ($25,893) $13,613
Reconciliation of diluted income per common share from continuing operations before charges:
Diluted income per common share before charges (a) $0.34 $0.27
Charges net of income taxes (0.83)             (0.02)
Other 0.01               -
Reported diluted income (loss) per common share from continuing operations ($0.48) $0.25
Weighted average diluted shares used to compute income per common share
from continuing operations before charges 53,792          52,284
Reconciliation of effective income tax rate before charges:
Effective income tax rate before charges 35.9% 40.0%
Impact of charges on effective income tax rate 2.4% 0.1%
Reported effective income tax rate 38.3% 40.1%
(a) For purposes of computing diluted earnings per common share before charges, income from continuing operations before charges was reduced by $0.6 million and $0.5 million for the three months ended June 30,
2014 and 2013, respectively, for the allocation of income to participating unvested restricted stockholders.

Reconciliation of Non-GAAP Measures
(continued)
($ in thousands)

Three months ended June 30, 2014
Charges
Severance
Before and other Debt Transaction As
charges restructuring Litigation refinancing costs Total reported
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 137,478 $      - $                         (4,600) $          - $                         - $                         (4,600) $          132,878 $
Nursing center division 40,085             (3,205)              -                             -                             -                             (3,205)              36,880
Rehabilitation division:
Skilled nursing rehabilitation services 20,158             (176)                    -                             -                             -                             (176)                    19,982
Hospital rehabilitation services 20,254             (170)                    -                             -                             -                             (170)                    20,084
40,412             (346)                    -                             -                             -                             (346)                    40,066
Care management division 7,908                (843)                    -                             -                             -                             (843)                    7,065
Corporate:
Overhead (47,809)           (556)                    -                             -                             -                             (556)                    (48,365)
Insurance subsidiary (443)                    -                             -                             -                             -                             -                             (443)
(48,252)           (556)                    -                             -                             -                             (556)                    (48,808)
Transaction costs -                             -                             -                             -                             (4,496)              (4,496)              (4,496)
Operating income 177,631          (4,950)              (4,600)              -                             (4,496)              (14,046)           163,585
Rent (79,962)           (247)                    -                             -                             -                             (247)                    (80,209)
Depreciation and amortization (39,442)           -                             -                             -                             -                             -                             (39,442)
Interest, net (21,438)           -                             -                             (56,643)           (56,643)           (78,081)
Income (loss) from continuing operations
before income taxes 36,789             (5,197)              (4,600)              (56,643)           (4,496)              (70,936)           (34,147)
Provision (benefit) for income taxes 13,213             (1,985)              (1,757)              (21,639)           (914)                    (26,295)           (13,082)
23,576 $         (3,212) $          (2,843) $          (35,004) $       (3,582) $          (44,641) $       (21,065) $

Reconciliation of Non-GAAP Measures
(continued)
($ in thousands)

Three months ended June 30, 2013
Charges
Before Debt Transaction As
charges refinancing costs Total reported
Income from continuing operations:
Operating income (loss):
Hospital division 129,366 $      - $                         - $                         - $                         129,366 $
Nursing center division 36,018             -                             -                             -                             36,018
Rehabilitation division:
Skilled nursing rehabilitation services 21,623             -                             -                             -                             21,623
Hospital rehabilitation services 19,573             -                             -                             -                             19,573
41,196             -                             -                             -                             41,196
Care management division 3,961                -                             -                             -                             3,961
Corporate:
Overhead (43,196)           -                             -                             -                             (43,196)
Insurance subsidiary (384)                    -                             -                             -                             (384)
(43,580)           -                             -                             -                             (43,580)
Impairment charges (438)                    -                             -                             -                             (438)
Transaction costs -                             -                             (108)                    (108)                    (108)
Operating income 166,523          -                             (108)                    (108)                    166,415
Rent (77,324)           -                             -                             -                             (77,324)
Depreciation and amortization (38,554)           -                             -                             -                             (38,554)
Interest, net (26,235)           (1,365)              -                             (1,365)              (27,600)
Income from continuing operations
before income taxes 24,410             (1,365)              (108)                    (1,473)              22,937
Provision for income taxes 9,752                (504)                    (40)                       (544)                    9,208
14,658 $         (861) $               (68) $                   (929) $               13,729 $

Reconciliation of Non-GAAP Measures
(continued)
($ in thousands)

2013 2012 2011
Reconciliation of operating income before charges:
Operating income before charges $657,914 $679,471 $528,879
Detail of charges excluded from core operating results:
One-time bonus costs (19,842)         -                       -
Severance and other restructuring costs (12,558)         (8,730)           (18,259)
Litigation costs (30,850)         (5,000)           -
Impairment charges (76,082)         (107,899)       (73,554)
Transaction costs (2,112)           (2,231)           (33,937)
(141,444)      (123,860)       (125,750)
Reported operating income $516,470 $555,611 $403,129

Second Quarter Investor Update August 6, 2014